Whitebox Market Neutral Equity Fund
Share Class:	Investor Shares	Institutional Shares
Ticker:	WBLSX	WBLFX

SUMMARY PROSPECTUS
September 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.whiteboxmutualfunds.com. You can also get this information at no cost by calling (855) 296-2866 or by sending an email request to whitebox@alpsinc.com. The Fund’s prospectus and Statement of Additional Information, both dated September 1, 2015, as supplemented, along with the financial statements included in the Fund’s most recent annual report to shareholders dated October 31, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective. The investment objective of Whitebox Market Neutral Equity Fund (formerly named Whitebox Long Short Equity Fund) (the “Fund”) is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally.

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy and hold Shares of each Class of the Fund. In addition to Investor Class Shares and Institutional Class Shares, the Fund initially offered a third class of shares named “Advisor Class Shares.” Advisor Class Shares are no longer being offered. Outstanding Advisor Class Shares were converted to Investor Class Shares on January 31, 2014.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.50%	1.50%
Service (12b-1) Fee	0.25%	None
Other Expenses:
Dividend and Interest Expense on Short Sales	1.05%	1.05%
Other Operating Expenses	0.48%	0.48%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses(1)	3.28%	3.03%
Less Fee Waivers and Expense Reimbursements(2)	(0.28)%	(0.28)%
Total Annual Operating Expenses after Fee Waivers and Expense Reimbursements	3.00%	2.75%

(1)	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements. As a result of the Acquired Fund Fees and Expenses not being reflected in the Fund’s financial statements, and due to non-substantive accrual differences and rounding, the information presented in the expense table may differ from that presented in the Financial Highlights.
(2)	The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.95% and 1.70% of the Fund’s Investor Class shares and Institutional Class shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This agreement will continue at least through February 28, 2016 (subject to early termination only by the Board of Trustees). The Fund’s investment adviser may recover waived fees and expenses, for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations then in effect and approval of such fees and expenses by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Shares	Institutional Shares
1 Year	$303	$278
3 Years	$983	$910
5 Years	$1,687	$1,566
10 Years	$3,553	$3,322

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 298% of the average value of its portfolio.

Principal Investment Strategies. In pursuing the Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock (including American Depositary Receipts, or “ADRs”). The portfolio will principally include only securities that trade more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks. Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-sized U.S. companies (which the Adviser defines as common stocks of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index). The Fund may invest in securities that are not included in the Russell 2000 Index or the Russell MidCap Index.

The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral”. Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s beta in normal market conditions within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts)

and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure), the Adviser expects that the Fund will have a net long or net short market exposure at any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

The fund may invest in exchange-traded funds (“ETFs”). At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

The Investment Company Act of 1940 classifies mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Principal Risks of Investing in the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Set forth below is a summary of the principal risks of investing in the Fund.

•	Active and Frequent Trading Risk. The Fund may engage in active and frequent trading of securities, including short-term trading. The Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.
•	Common Stock Risk. The Fund will invest primarily in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. The Fund seeks to invest in common stock of companies that are undervalued compared to their true worth (value stocks) or that are expected to grow earnings faster than the economy (growth stocks). If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.
•	Derivative Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Risks related to specific types of derivatives are set forth below. When the Fund invests in a derivative as a hedge against a position that the Fund holds or against a market to which the Fund is exposed, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security or market.
•	Total Return Swap Risk. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
•	Credit Default Swap Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer’s obligations under the referenced security and, upon a default, is liable to the Fund’s counterparty for the defaulted amounts.
•	Futures Contract Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Fund to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.
•	Forward Contract Risk. Investments in forward contracts may increase volatility and be subject to additional market, active management, currency, and counterparty risks as well as liquidity risk if the contract cannot be closed when desired. Instruments purchased on a when-issued or delayed-delivery basis may be subject to risk of loss if they decline in value prior to delivery, or if the counterparty defaults on its obligation.
•	Option Risk. Option transactions in which the Fund expects to engage involve the specific risks described below: the Fund, as writer of an option, may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses on the Fund’s investments in options; imperfect or no correlation between the option and the securities being hedged;

the insolvency of a broker used by the Fund could present risks for the Fund; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.
•	Counterparty Risk. The Adviser selects and monitors counterparties to derivative contracts based on the relative cost and quality of their services and their creditworthiness and financial strength. Nonetheless, the Fund’s use of derivatives, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions, including the risk of counterparty default. If a swap agreement counterparty defaults on a payment obligation to the Fund, this default may cause the value of an investment in Fund Shares to decrease. The Advisor will endeavor to mitigate counterparty risk to the Fund by, among other things, reducing futures contract and swap exposures to certain counterparties and/or seeking alternate or additional counterparties. However, during periods of credit market turmoil or when the aggregate notional exposure needed by the Fund is relatively small (due to the level of the Fund’s net assets or otherwise), the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk.
•	Exchange-Traded Funds Risk. Most ETFs are investment companies and are therefore subject to the same limitations on and the same risks as the Fund. In addition, investments in ETFs have unique characteristics, including but not limited to, the expense structure and additional expenses associated with investing in ETFs. If the Fund acquires shares of ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the underlying ETFs in which the Fund invests. The price of an ETF can fluctuate over a wide range, and the Fund could lose money if the value of the basket of securities owned by the ETF goes down. ETFs have additional risks unique to their structure: the market price of an ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop enough to ensure liquidity, and an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.
•	Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
•	Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Selection risk could cause the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines. These risks are magnified by the Fund’s use of active and frequent trading of securities.
•	Mid-Cap Securities Risk. The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
•	Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. These developments, in turn, may have a greater impact on the Fund’s performance.
•	Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.
•	Sector Exposure Risk. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may at any given time have exposure to one or more market sectors exceeding 20% of the Fund’s NAV. Such market sector exposure, will result in greater risk to the Fund to the financial, economic, business, and other developments affecting issuers in that sector.
•	Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless such segregated security is replaced with a security of equal value. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets (to cover borrowings and other financial exposure to which the Fund is subject) could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
•	Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. Short sales involve both costs and risks. The Fund typically will not own the underlying securities that it sells short and must pay the lender interest on the security it borrows, and the risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
•	Small Cap Securities Risk. Small cap or emerging companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies. Securities of small cap and emerging companies may also be more thinly traded and less liquid than securities of larger companies.
•	Strategy Risk. The strategies used by the Fund may fail to achieve the Fund’s investment objective. There is no guarantee that the use of long and short positions will succeed in limit the Fund’s exposure to market movements and other risk factors. Moreover, the strategies used by the Fund may be considered aggressive and speculative. Risks associated with the use of derivatives and leverage include potentially dramatic price changes (including losses) in the value of the Fund’s investments. An investment in the Fund should not be considered a complete investment program and may not be suitable for certain investors.
•	Volatility Risk. The Fund may have investments that increase or decrease in value over short periods of time. This may cause the Fund’s net asset value to experience significant increases or decreases in value over short periods of time.

Performance Information. The Fund is the successor to Whitebox L/S Equity Partners, L.P. (the “Predecessor Fund”), a private investment company managed by the Adviser since June 1, 2004. On November 1, 2012, the Predecessor Fund was reorganized into the Fund, and the Fund assumed all of the Predecessor Fund’s assets and liabilities (including its investment portfolio). The Predecessor Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those to be employed by the Fund. The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.

The following bar chart and table show investment returns of the Predecessor Fund (for periods ending prior to November 1, 2012) and Fund during each reported period; investment returns of the Predecessor Fund have been adjusted to reflect shareholder charges and anticipated operating expenses that investors in Institutional Class Shares bear. Actual Fund fees and expenses will vary based on the Class of Shares purchased, the Fund’s size and other factors. The Predecessor Fund’s and the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance information (including updated performance information) will be available by calling 855-296-2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

The bar chart below shows how the performance for the Predecessor Fund (adjusted to reflect net anticipated operating expenses, as set forth under “Fees and Expenses” above, that investors in Institutional Class Shares will bear) and the Fund (following its commencement of operations) varied from year to year. While the Investor Class shares and Institutional Class shares will have substantially similar annual returns because the shares are invested in the same portfolio of securities, the performance of each Class will differ to the extent that the Classes do not have the same expenses.

Calendar Year Total Return — Market Neutral Equity Fund Institutional Class Shares

Best Quarter (June 30, 2009): 21.77%
Worst Quarter (December 31, 2008): (13.06)%

The table that follows the bar chart shows how the Predecessor Fund’s and the Fund’s (following its commencement of operations) average annual returns (adjusted to reflect shareholder charges and net anticipated operating expenses that investors in Institutional Class Shares are expected to bear, as set forth under “Fees and Expenses” above), compare with those of two broad measures of market performance. Because the Predecessor Fund did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions, the following table is unable to show after-tax returns for periods prior to commencement of the Fund’s operations. Effective January 31, 2014, the Fund changed the primary benchmark index to which the performance of the Fund is compared from the S&P 500® Index to the S&P 500® Total Return Index. The Fund’s investment adviser recommended the change because the S&P 500® Total Return Index, which reflects the effects of dividend reinvestment, is more comparable to the total return of the Fund. The HFRI EH Equity Market Neutral Index, a benchmark prepared by Hedge Fund Research, Inc., is designed to reflect performance of equity market neutral hedge funds by constructing composites of performance reported by hedge fund managers.

Average Annual Total Returns
(For the periods ended December 31, 2014)

	1 Year Return	5 Year Return	10 Year Return
Return Before Taxes – Institutional Class Shares	0.48%	2.89%	11.99%
Return Before Taxes – Investor Class Shares	0.21%	2.65%	11.71%
Return After Taxes on Distributions – Institutional Class Shares	(2.61)%	2.15%	11.58%
Return After Taxes on Distributions and Sale of Fund Shares – Institutional Class	0.45%	1.96%	9.86%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.39%	13.05%	5.44%
HFRI EH: Equity Market Neutral Index (reflects no deduction for fees, expenses or taxes)	3.87%	2.77%	2.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. In addition, please note that after-tax returns are shown only for the

Institutional Class shares and may differ for each share class. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, 401(k) plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser. The Fund’s investment adviser is Whitebox Advisors LLC of Minneapolis, Minnesota. The Adviser furnishes continuous investment supervision and management to the Fund.

Portfolio Managers. A team composed of Andrew Redleaf, Jason Cross and Paul Karos of the Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. This team is supported by other investment leadership on the Adviser's Investment Committee, including Paul Twitchell and Robert Vogel. Mr. Redleaf founded the Adviser and has served as its Chief Executive Officer since 1999. Messrs. Cross and Karos have served as portfolio managers of the Adviser since 2002 and 2012, respectively. Messrs. Twitchell and Vogel have served as portfolio managers of the Adviser since 2005 and 1999, respectively.

Purchase, Sale and Exchange of Fund Shares. You may purchase, exchange or redeem the Fund shares each day the New York Stock Exchange is open. To purchase, exchange or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 855-296-2866, by mail at P.O. Box 13393, Denver, CO 80201, or by the internet at www.whiteboxmutualfunds.com. Purchasing, selling or exchanging shares by mail could result in unexpected delays. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor Shares	Institutional Shares
Minimum Initial Investment	$5,000 for all accounts except: $1,000 for tax deferred accounts.	No minimum investment for qualifying institutional investors (as described below under “Buying, Exchanging and Redeeming Shares); $5 million for other institutions and individuals.
Minimum Additional Investment	$1,000 for all accounts except: $200 for tax deferred accounts.	No subsequent minimum.

Tax Information. The Fund’s dividends and distributions may be subject to federal and applicable state income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan, you may be subject to federal and applicable state income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.